[ALLETE LOGO]                            For Release:          July 19, 2001
                                         CONTACT:              Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

 NEWS                                    INVESTOR CONTACT:     Tim Thorp
                                                               218-723-3953
                                                               tthorp@allete.com

                  ALLETE REPORTS SOLID SECOND QUARTER EARNINGS
                  --------------------------------------------

ALLETE, Inc. (NYSE: ALE) today reported earnings of 57 cents per share for the second quarter of 2001, a 19 percent increase over a year ago. The stated increase excludes a gain of 44 cents per share from the sale of the company's investment in ACE Limited last year. Quarterly revenue was $443.0 million, compared to $327.0 million in 2000. This 35 percent increase reflects the success of ALLETE's growth initiatives. The second quarter results bring year-to-date earnings to $1.03 per share, 13 percent ahead of last year, excluding ACE. ALLETE remains on track to achieve its target of 12 percent annual earnings growth for 2001.

"Being a diversified company, we're not dependent on a single business to deliver value to our shareholders," said Ed Russell, ALLETE President and CEO. "Our strong second quarter is a clear example of this strategy at work, and we're delighted with the results."

AUTOMOTIVE SERVICES net income climbed 37 percent for the quarter, 42 percent year-to-date, which is in line with expectations set for 2001. ADESA vehicle sales for the quarter rose 60 percent over a year ago, due primarily to the addition of 28 vehicle auctions. At Automotive Finance Corporation, the number of vehicles financed grew by 15 percent.

ALLETE's INVESTMENTS portfolio recorded a 70 percent increase in net income, boosted by a $29 million real estate sale at Cape Coral, Florida, along with strong sales at other Florida locations. Year-to-date, Investments contributed $22.8 million, compared to $21.7 million, illustrating the strength of this segment.

     ENERGY SERVICES net income for the quarter was up modestly compared to last year, despite approximately $1.3 million in additional costs incurred by Minnesota Power caused by a severe April ice storm and wind damage. Even with these unexpected costs, year-to-date net income is up by 7 percent over last year.

WATER SERVICES net income declined slightly in the quarter, due in large part to a 9 percent decrease in water consumption primarily attributable to above-average rainfall in Florida. Customer growth, however, climbed a robust 7 percent compared to a year ago.

ALLETE is a multi-services company with corporate headquarters in Duluth, Minnesota. ALLETE's holdings include the second-largest wholesale automobile auction network in North America; the leading provider of independent auto dealer inventory financing; the largest investor-owned water utilities in Florida and North Carolina; significant real estate holdings in Florida; and a low-cost electric utility that serves some of the largest industrial customers in the United States.

                                    - MORE -

ALLETE NEWS RELEASE                                                       PAGE 2
--------------------------------------------------------------------------------


THE STATEMENTS CONTAINED IN THIS RELEASE, AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      ###




                          [RECYCLE LOGO] RECYCLED PAPER
            ALLETE - 30 WEST SUPERIOR STREET, DULUTH, MINNESOTA 55802
                                 WWW.ALLETE.COM

ALLETE NEWS RELEASE                                                       PAGE 3
--------------------------------------------------------------------------------

                                                            ALLETE, Inc.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                            FOR THE PERIODS ENDED JUNE 30, 2001 AND 2000
                                                  Millions Except Per Share Amounts

                                                                       QUARTER ENDED                     YEAR TO DATE
                                                                    2001            2000              2001           2000
------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                               $147.9          $138.9            $307.3         $280.5
     Automotive Services                                            220.8           129.7             431.9          249.2
     Water Services                                                  31.4            31.7              60.9           59.7
     Investments                                                     42.9            26.7              55.9           60.2
------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                    443.0           327.0             856.0          649.6
------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                        56.8            53.5             119.2          106.6
     Operations                                                     292.6           201.2             565.2          402.4
     Interest Expense                                                21.4            15.2              43.4           31.5
------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                   370.8           269.9             727.8          540.5
------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME BEFORE ACE                                          72.2            57.1             128.2          109.1

DISPOSITION OF INVESTMENT IN ACE                                        -            48.0                 -           48.0
------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                     72.2           105.1             128.2          157.1

DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I                         1.5             1.5               3.0            3.0

INCOME TAX EXPENSE                                                   28.2            39.4              49.8           59.5
------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                         $ 42.5          $ 64.2            $ 75.4         $ 94.6
------------------------------------------------------------------------------------------------------------------------------
AVERAGE SHARES OF COMMON STOCK
     Basic                                                           73.4            69.6              72.4           69.4
     Diluted                                                         74.0            69.9              73.0           69.5

EARNINGS PER SHARE OF COMMON STOCK
     Basic                                                          $0.58           $0.92             $1.04          $1.35
     Diluted                                                        $0.57           $0.92             $1.03          $1.35

DIVIDENDS PER SHARE OF COMMON STOCK                               $0.2675         $0.2675            $0.535         $0.535
------------------------------------------------------------------------------------------------------------------------------

                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions

                                               JUN. 30,      DEC. 31,
                                                 2001          2000
-----------------------------------------------------------------------
ASSETS
Current Assets                                 $1,024.8      $  731.0
Property, Plant and Equipment                   1,528.3       1,479.7
Investments                                       114.6         116.4
Goodwill                                          503.6         472.8
Other                                             122.5         114.1
-----------------------------------------------------------------------
Total Assets                                   $3,293.8      $2,914.0
-----------------------------------------------------------------------

                                               JUN. 30,      DEC. 31,
                                                 2001          2000
-----------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                            $  739.5      $  707.0
Long-Term Debt                                  1,068.8         952.3
Other Liabilities                                 300.1         278.9
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                   75.0          75.0
Stockholders' Equity                            1,110.4         900.8
-----------------------------------------------------------------------
Total Liabilities and Stockholders' Equity     $3,293.8      $2,914.0
-----------------------------------------------------------------------

ALLETE NEWS RELEASE                                                       PAGE 4
--------------------------------------------------------------------------------

                                                                 QUARTER ENDED                           YEAR TO DATE
                                                                   JUNE 30,                                JUNE 30,
ALLETE, INC.                                                2001             2000                  2001              2000
------------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions
   Energy Services                                          $ 9.5            $ 9.3                 $21.4             $20.0
   Automotive Services                                       20.1             14.7                  37.8              26.6
   Water Services                                             3.7              4.1                   6.8               6.5
   Investments                                               17.3             10.2                  22.8              21.7
   Corporate Charges                                         (8.1)            (4.5)                (13.4)            (10.6)
------------------------------------------------------------------------------------------------------------------------------
     Net Income Before ACE                                   42.5             33.8                  75.4              64.2

   ACE Transaction<F1>                                          -             30.4                     -              30.4
------------------------------------------------------------------------------------------------------------------------------
     Net Income                                             $42.5            $64.2                 $75.4             $94.6
------------------------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS PER SHARE
   Before ACE Transaction                                   $0.57            $0.48                 $1.03             $0.91
   ACE Transaction<F1>                                          -             0.44                     -              0.44
------------------------------------------------------------------------------------------------------------------------------
                                                            $0.57            $0.92                 $1.03             $1.35
------------------------------------------------------------------------------------------------------------------------------

STATISTICAL DATA

CORPORATE
     Common Stock
         High                                              $26.13           $20.75                $26.13            $20.75
         Low                                               $22.04           $16.00                $20.19            $14.75
         Close                                             $22.50           $17.31                $22.50            $17.31

     Book Value                                            $13.45           $11.79                $13.45            $11.79

ENERGY SERVICES
     Millions of Kilowatthours Sold
         Retail
              Residential                                   199.0            192.0                 469.4             449.9
              Commercial                                    257.6            245.0                 543.0             521.7
              Industrial                                  1,630.4          1,719.4               3,154.7           3,438.3
              Other                                          17.3             17.3                  36.1              35.6
         Resale                                             542.6            686.1               1,356.7           1,534.0
---------------------------------------------------------------------------------------------------------------------------
                                                          2,646.9          2,859.8               5,559.9           5,979.5
AUTOMOTIVE SERVICES
         Vehicles Sold                                    492,000          307,000               993,000           602,000
         Vehicles Financed                                232,000          202,000               453,000           397,000
         EBITDAL (Millions)<F2>                             $60.4            $39.6                $118.2             $74.0

WATER SERVICES
     Millions of Gallons Billed

     Florida Water Services
         Water                                            5,120.9          5,713.7               9,539.1           9,951.9
         Wastewater                                       1,347.3          1,278.0               2,644.3           2,477.7

     Heater Utilities
         Water                                              992.5            973.3               1,664.6           1,656.8

--------------

<F1> In May 2000 ALLETE,  Inc. sold its  investment in ACE Limited (ACE) common stock,  which resulted in an after-tax gain of $30.4 million,  or $0.44 per share.  The ACE shares were  received in December  1999 upon  completion of ACE's merger with Capital Re
     Corporation.
<F2> Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense